Computation for Basic and Diluted Income Per Common Share (Detail) - USD ($) $ / shares in Units, $ in Thousands	12 Months Ended
	Jun. 30, 2017	Jun. 30, 2016
Schedule Of Earnings Per Share Basic And Diluted [Line Items]
Net income -basic	$ 6,460	$ 6,037
Add back: Interest expense on debentures (net of tax)	4,613	4,472
Net income used for diluted earnings per share	$ 11,073	$ 10,509
Basic income per share	$ 0.07	$ 0.06
Diluted income per share	$ 0.07	$ 0.06